WARBURG PINCUS ADVISOR FUNDS                                    OCTOBER 31, 1999
EMERGING GROWTH FUND
SMALL COMPANY VALUE FUND
POST-VENTURE CAPITAL FUND
                                        A
                                  ANNUAL REPORT

More complete information about the Funds, including charges and expenses, is provided in the Prospectus, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

[GRAPHIC OMITTED]
WARBURG PINCUS
                                                               [GRAPHIC OMITTED]
                                                                   CREDIT SUISSE
                                                                ASSET MANAGEMENT

From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1999; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM LLC") or any affiliate, are not FDIC insured and are not guaranteed by CSAM LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Warburg Pincus Emerging Growth Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, the Advisor Class shares of Warburg Pincus Emerging Growth Fund had a return of 29.16%, vs. returns of 29.28% for the Russell 2000 Growth Index and 37.39% for the Russell 2500 Growth Index.

     The period was a positive one for small-capitalization and emerging-growth stocks, reflecting an easing of concerns that had hampered these stocks over much of the previous 12 months. Encouraged by positive reports concerning both emerging-market and developed economies, investors were more willing to embrace risk in pursuit of potentially significant long-term rewards. This worked to the advantage of the rapid-growth stocks targeted by the fund, though these stocks were frequently volatile, particularly late in the period, due to inflation and interest-rate uncertainties.

     Set against this backdrop, the Fund had a solid gain, supported by the favorable sentiment toward small-cap and emerging-growth stocks and by strength in certain areas, for example, the electronics and communications areas. One factor that hampered the Fund, in relative terms at least, was its underweighting in specific large-cap Internet stocks that had good showings, yet which remained expensive in our view.

     We made no material changes to the Fund during the period in terms of overall strategy, focusing on well-managed companies with innovative products and services and compelling, sustainable business models. In terms of sector-weighting adjustments, one noteworthy move we made was to raise our exposure to the technology area (broadly defined to include computer-related, electronics and telecommunications stocks). We deemed a number of these stocks to be attractive, given their underlying companies' improving growth prospects. Elsewhere, we maintained exposure to a wide range of sectors, with noteworthy weightings in the business-services, health-care, financial-services, energy and consumer-related areas.

     Looking out to 2000 and beyond, we believe that while small-cap and emerging-growth stocks will likely remain volatile, they have solid longer-term growth potential, supported by a confluence of positive factors. For one, despite the recent rally in these issues, the group's valuations remain compelling compared to those on large-cap, blue-chip stocks. Buttressing the group's relatively attractive valuations is a favorable earnings outlook for these companies (the group's earnings growth is expected to exceed that of the large-cap group over the coming year and over the longer term). Another

Warburg Pincus Emerging Growth Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

factor that stands to broadly support the group is merger and acquisition activity. Large companies have been acquiring smaller ones at a frantic pace, a trend that we believe will continue, if not accelerate, with positive implications for numerous small companies' share prices. These factors stand to continue to draw investors to the group, barring an unforeseen sharp rise in interest rates and provided the global economy stays on track. Set within this environment, we will continue to strive to identify stocks with the brightest long-term prospects.


Elizabeth B. Dater                         Stephen J. Lurito
Co-Portfolio Manager                       Co-Portfolio Manager

Investing in emerging-growth companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

Warburg Pincus Emerging Growth Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
           Emerging Growth Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Emerging Growth Fund (the "Fund") from January 21, 1988 (inception) to October 31, 1999, compared to the Russell 2000 Growth Index ("R2000G")* and the Russell 2500 Growth Index ("R2500G")** for the same time period.

                                [GRAPHIC OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:

             Fund        R2000G     R2500G
            --------    --------    -------
            10000       10000       10000
Apr-91       9571.81     9974.9      9775.6
May-91      10085.6     10450.4     10273.9
Jun-91       9325.16     9841.46     9710.14
Jul-91       9779.89    10186.8     10256.9
Aug-91      10346.7     10563.8     10700.6
Sep-91      10458.7     10646.5     10823.4
Oct-91      11196.8     10928.1     11189.8
Nov-91      10755.2     10422.8     10718.3
Dec-91      12243.5     11257.4     12029.7
Jan-92      12942.3     12169.5     12538.5
Feb-92      12949       12524.5     12662.2
Mar-92      12317.4     12100.7     11940.3
Apr-92      11470.7     11676.9     11318
May-92      11598.3     11832.2     11337.9
Jun-92      11215.3     11272.8     10721.3
Jul-92      11517.7     11665.1     11138.1
Aug-92      11390       11336       10809.5
Sep-92      11773.1     11597.4     10974.7
Oct-92      12223.3     11966.1     11441.1
Nov-92      13479.9     12881.8     12362.1
Dec-92      13656.8     13330.6     12726.4
Jan-93      13930.6     13781.8     12815.4
Feb-93      13218.6     13463.6     12171.9
Mar-93      13855.3     13900.5     12566.4
Apr-93      13615.7     13519       12097.7
May-93      14286.5     14117.3     12842.7
Jun-93      14478.2     14205.4     12873.7
Jul-93      14820.5     14401.5     12884.3
Aug-93      15703.6     15023.7     13563.3
Sep-93      16347       15447.7     13911.6
Oct-93      16093.8     15845.3     14185.2
Nov-93      15422.9     15324       13671
Dec-93      16055       15847.9     14272.1
Jan-94      16528.1     16344.7     14683.6
Feb-94      16251.5     16285.7     14708.6
Mar-94      15218       15426       13853
Apr-94      14948.8     15517.6     13837.3
May-94      14599.4     15343.5     13559.7
Jun-94      14366.5     14815.7     12957.8
Jul-94      14555.8     15066.1     13239.4
Aug-94      15414.6     15905.6     14212.8
Sep-94      15683.8     15852.4     14205.9
Oct-94      16047.7     15790       14450.1
Nov-94      15261.7     15152.4     13810.1
Dec-94      15756.6     15559.5     14090.3
Jan-95      15509.2     15363.3     13952.7
Feb-95      16302.4     16002.4     14711.4
Mar-95      16739.1     16278       15282.1
Apr-95      17197.6     16640       15455.1
May-95      17394.1     16926.1     15692.2
Jun-95      18886.1     17804       16644.7
Jul-95      20268.9     18829.7     17956.8
Aug-95      20989.4     19218.9     18106.3
Sep-95      22081.1     19562.4     18494.2
Oct-95      21382.4     18687.7     17840.8
Nov-95      21921       19472.8     18570.8
Dec-95      22928.2     19986.7     18817.3
Jan-96      22595.6     19965.5     18875.4
Feb-96      23454       20587.6     19705.9
Mar-96      23848.4     21006.6     20133.9
Apr-96      25828       22129.8     21512.3
May-96      26160.5     23001.9     22279.7
Jun-96      25178.4     22057.7     21163
Jul-96      22448.7     20131.2     19060
Aug-96      23755.6     21300.2     20372.5
Sep-96      25077.9     22132.6     21453.7
Oct-96      24737.7     21791.8     20786.3
Nov-96      24884.6     22689.6     21548.3
Dec-96      25087       23284.3     21653.9
Jan-97      25993.7     23749.8     22301.5
Feb-97      24823.5     23174.1     21324.5
Mar-97      23382       22080.7     19921.6
Apr-97      23428.5     22142.3     20011.2
May-97      26063.5     24605.6     22409.8
Jun-97      27140.7     25660.2     23159.4
Jul-97      28714       26854.2     24629.3
Aug-97      29303       27468.6     25230.2
Sep-97      31488.5     29479.1     27012.2
Oct-97      29837.8     28184.3     25327
Nov-97      29652.8     28001.2     24938.7
Dec-97      30290.3     28491.2     24850.2
Jan-98      29520.9     28041.9     24525.6
Feb-98      32461.2     30115.6     26631.2
Mar-98      33993.4     31357.5     27620
Apr-98      34292.5     31531.2     27871
May-98      32204.1     29833       26082
Jun-98      33537.4     29895.9     26273.2
Jul-98      30928.2     27475.8     24316.9
Aug-98      24847.7     22140.6     18791.1
Sep-98      25784.4     23873.3     20438.7
Oct-98      26926.7     24847.1     21818.7
Nov-98      28566.5     26148.8     23370.7
Dec-98      31920.2     27766.9     25620.8
Jan-99      32402.2     28135.9     26362.3
Feb-99      29155.5     25856.9     24223.2
Mar-99      30689.1     26260.6     25351.1
Apr-99      30679.9     28613.8     27373.6
May-99      31176.9     29031.8     27656.4
Jun-99      33577.5     30344.6     29611.1
Jul-99      33104.1     29513.2     29007.6
Aug-99      32349.3     28421.2     28380.8
Sep-99      32365.5     28427.5     28584
Oct-99      34776.7     28542.6     29976


                                                                          Fund
                                                                         ------
1 Year Total Return (9/30/98 to 9/30/99) ............................    25.54%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) .............     8.88%
5 Year Average Annual Total Return (9/30/94 to 9/30/99) .............    15.59%
10 Year Average Annual Total Return (9/30/89 to 9/30/99) ............    13.52%
Average Annual Total Return Since Inception (1/21/88 to 9/30/99) ....    15.30%

--------------

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest UScompanies based on total market capitalization. The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Warburg Pincus Small Company Value Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, the Advisor Class shares of Warburg Pincus Small Company Value Fund had a loss of 4.17%, vs. a gain of 14.87% for the Russell 2000 Index. The Fund's since-inception (on December 29,
1995) annualized total return through October 31, 1999 was 10.35%, vs. a same-period return of 9.74% for the Russell 2000 Index.

     The reporting period was a lackluster one for the types of underfollowed value stocks targeted by the Fund (the value component of the Russell 2000 Index had only a marginal gain for the 12 months, lagging the index's growth component by nearly 29 percentage points, historically an astonishing differential). The Fund was hampered by investors' clear preference for growth-oriented companies during the period, and by weakness in specific areas, for example the financial-services sector, which was hindered by inflation and interest-rate uncertainties. Also weighing on the Fund was its avoidance, through much of the period, of technology stocks, many of which had impressive gains yet which for the most part remained expensive.

     Given the continued difficult backdrop for small-cap value stocks, with the group's extremely compelling relative valuations failing to draw much investor interest, we made one noteworthy shift in strategy during the period. While we remained focused on strict value disciplines, we increased our emphasis on visible catalysts (for example, a positive earnings surprise or the launch of a new product) that could, in relatively short order, bring favorable attention to certain value stocks, the ongoing growth-at-all-costs mentality notwithstanding.

     In terms of sector and industry allocation, we made several adjustments worthy of mention during the period. For one, we increased our weighting in the technology area. We added a number of these stocks late in the period, concentrating on names that had been struggling despite a favorable backdrop for technology stocks, and which were trading at substantial discounts (as measured by such factors as price-to-book and price-to-earnings ratios) to the broader technology market. In each case, we identified a catalyst (e.g., a recent strategic acquisition) that in our view could lead investors to favorably reassess these stocks.

     Other sector-weighting changes of note included our increased weighting in cyclical, or economically-sensitive, areas of the market. This included the addition of a few metals & mining companies. These companies stand to benefit from the ongoing recovery in global economies, in particular

Warburg Pincus Small Company Value Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

Asian/Pacific economies. Metal prices tumbled as the Asian crisis widened in 1997 and 1998-the region accounts for a large share of demand for gold, copper, etc.-and logic suggests that Asia's rebound, if sustained, should support metal prices going forward.

     One weighting we lowered was the financial area. While we view the long-term prospects for smaller financial stocks favorably (due, for example., to industry consolidation), we deemed a more-modest weighting here to be appropriate, given small financial companies' high sensitivity to interest-rate worries. We also decreased our exposure to the health-care area, though we believe certain health-care stocks are compelling, in particular those of certain heath-care "providers" (for example, hospitals and nursing homes). The catalyst that we believe will benefit these companies is an firmer supply/demand backdrop. Their capacity growth rate, as measured by bed-count expansion, has slowed over the past two years, and demand could improve due to political forces. (We believe that the federal government may offer some relief in the Medicare area, where funding for provider services was reduced in 1997. Indeed, the House overwhelmingly approved such legislation in early November of this year.)

     Heading into 2000, we are positive on the outlook for small-cap stocks, including the types of stocks held by the Fund, the Fund's clearly disappointing recent performance notwithstanding. Valuations on small caps remain compelling vs. those on large-cap stocks, which stands to draw ever-more favorable attention to the group, barring an unforeseen sharp rise in interest rates or a deterioration in the global economy. In addition, we believe that numerous attractive investment opportunities exist among the low-multiple and underfollowed issues targeted by the Fund. A number of these stocks represent companies undergoing fundamental, positive changes, and therefore stand to be favorably reassessed by the market. Set within this environment, we will continue to adhere to strict value disciplines, attempting to ferret out undervalued stocks with the best longer-term prospects.

Kyle F. Frey
Portfolio Manager

     Investing in small companies entails special risk considerations. These are detailed in the Prospectus, which should be read carefully before investing.

Warburg Pincus Small Company Value Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
         Small Company Value Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Small Company Fund (the "Fund") from December 29, 1995 (inception) to October 31, 1999, compared to the Russell 2000 Index ("R2000")* for the same time period.


                                [GRAPHIC OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:

          Fund     R2000
         -------  -------
12/29/95 10000    10000
Jan-96   10000     9989.4
Feb-96   10650    10300.7
Mar-96   11549.9  10510.3
Apr-96   12619.5  11072.3
May-96   13439.7  11508.6
Jun-96   13329.5  11036.2
Jul-96   12839    10072.3
Aug-96   13528.4  10657.2
Sep-96   14088.5  11073.7
Oct-96   14459    10903.2
Nov-96   15059.1  11352.4
Dec-96   15699.1  11649.9
Jan-97   15962.8  11882.8
Feb-97   15669.1  11594.8
Mar-97   15122.3  11047.7
Apr-97   15172.2  11078.5
May-97   16123.5  12311
Jun-97   17226.3  12838.7
Jul-97   17955    13436
Aug-97   18551.1  13743.5
Sep-97   19977.7  14749.4
Oct-97   18864.9  14101.6
Nov-97   18410.3  14009.9
Dec-97   18489.4  14255.1
Jan-98   17955.1  14030.3
Feb-98   19010.9  15067.8
Mar-98   19805.5  15689.2
Apr-98   19930.3  15776.1
May-98   19408.1  14926.4
Jun-98   19600.2  14957.9
Jul-98   18202.8  13747.1
Aug-98   15306.7  11077.7
Sep-98   15442.9  11944.6
Oct-98   15101.6  12431.8
Nov-98   15476.2  13083.1
Dec-98   15748.5  13892.7
Jan-99   15361.1  14077.3
Feb-99   14178.3  12937.1
Mar-99   13978.4  13139
Apr-99   14962.5  14316.4
May-99   15032.8  14525.6
Jun-99   15736.3  15182.4
Jul-99   15372.8  14766.4
Aug-99   14389    14220.1
Sep-99   14259.5  14223.2
Oct-99   14470.5  14280.8


                                                                         Fund
                                                                        -------
1 Year Total Return (9/30/98 to 9/30/99) .........................       -7.65%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ..........         .41%
Average Annual Total Return Since Inception
   (12/29/95 to 9/30/99) .........................................        9.91%

---------------

* The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

Warburg Pincus Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999
--------------------------------------------------------------------------------

                                                                December 9, 1999

Dear Shareholder:

     For the 12 months ended October 31, 1999, the Advisor Class shares of Warburg Pincus Post-Venture Capital Fund had a return of 43.15%, vs. returns of 29.28% for the Russell 2000 Growth Index, 37.39% for the Russell 2500 Growth Index and 50.17% for the NASDAQ Industrial Index.

     The period saw healthy gains for the aggressive-growth stocks targeted by the Fund, buoyed by favorable news regarding the global economy, most specifically signs of rebound within Japan and emerging markets and better-than-expected growth in the U.S. These developments eased risk concerns (which had weighed heavily on aggressive-growth stocks over much of the previous 12 months) while fueling optimism over earnings generally.

     Against this backdrop, the Fund registered a solid gain, with respectable performance compared to its benchmarks. The Fund benefited from the vastly improved environment for aggressive-growth stocks and from good performances from a number of the fund's holdings, especially its technology and communications stocks.

     We continued, through the period, to emphasize stocks of well-managed, well-financed companies offering innovative products and services. In terms of sector allocation, primary areas of emphasis for the Fund during the period included the communications & media and telecommunications & equipment sectors, weightings we raised during the period. This reflected our belief that specific trends most notably, the ongoing Internet-driven communications revolution stand to benefit numerous companies in these areas over time.

     Other notable sector weightings included financial services, where we maintained a mix of asset-management and insurance companies; computers, where we remained biased toward domestically oriented software companies; and business services. Our holdings within the last sector included companies specializing in electronic-commerce distribution and fulfillment services, a number of which in our view have significant potential for long-term growth.

     Going forward, we remain positive on the collective prospects for stocks of post-venture-capital companies. (We define a post-venture-capital company as one that has received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization. The investment of venture-capital financing, distribution of securities to venture-capital

Warburg Pincus Post-Venture Capital Fund
Annual Investment Adviser's Report -- April 30, 1999 (cont'd)
--------------------------------------------------------------------------------

investors or initial public offering, whichever is later, will have been made within 10 years of the Fund's investment.) This reflects optimism over the asset class. Venture-backed companies tend to occupy the economy's rapid-growth industries (for example, software, biotechnology, semiconductors and electronics, and communications) and they have historically generated rapid growth of earnings relative to companies that lacked such backing. We would caution investors, however, that investing in post-venture-capital companies involves certain risks for example, the risk of heightened volatility along with the potential for significant long-term rewards. But for those with a long-term view and a sufficiently high risk threshold, we believe that stocks of venture-backed companies are well worthy of consideration. As ever, we will continue to devote our efforts to identifying those companies we deem to have the best long-term prospects.


Elizabeth B. Dater                         Robert S. Janis
Co-Portfolio Manager                       Co-Portfolio Manager

     Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the fund involves certain risks and may not be appropriate for all investors. The Prospectus contains more complete information on the special risk considerations associated with post-venture-capital investments. It should be read carefully before investing.

Warburg Pincus Post-Venture Capital Fund
Annual Investment Adviser's Report -- October 31, 1999 (cont'd)
--------------------------------------------------------------------------------

      Growth of $10,000 Invested in Advisor Class shares of Warburg Pincus
        Post-Venture Capital Fund since Inception as of October 31, 1999

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Class shares of Warburg Pincus Post-Venture Capital Fund (the "Fund") from September 29, 1995 (inception) to October 31, 1999, compared to the Russell 2000 Growth Index ("R2000G")*, Russell 25000 Growth Index ("R2500G")** and the NASDAQ Industrials Index ("NASDAQ")*** for the same time period.


                                [GRAPHIC OMITTED]

          In the printed version of the document, a line graph appears which depicts the following plot points:

                                 NASDAQ
         Fund       R2000G     Industrials    R2500G
         -------    -------    -----------    -------
9/29/95  10000      10000        10000        10000
Oct-95   10669.3     9508.2       9583.8       9646.7
Nov-95   12887.1     9927.99      9893.36     10041.4
Dec-95   13816.2    10147.9       9827.17     10174.7
Jan-96   14115.9    10064         9876.8      10206.1
Feb-96   15234.8    10522.9      10250.4      10655.2
Mar-96   15634.4    10730.9      10439.7      10886.6
Apr-96   17392.6    11554.7      11397.5      11631.9
May-96   17852.2    12147.3      12059        12046.8
Jun-96   16693.3    11358.1      11311.8      11443.1
Jul-96   14305.7    9971.58      10055.3      10306
Aug-96   15194.8    10709.8      10705.9      11015.6
Sep-96   16453.6    11261.3      11283.9      11600.2
Oct-96   15914.1    10775.6      10968.1      11239.3
Nov-96   16103.9    11075.3      11368.1      11651.4
Dec-96   16133.9    11291.3      11304.2      11708.5
Jan-97   16603.4    11573.3      11807.2      12058.7
Feb-97   15474.5    10874.5      11171.2      11530.4
Mar-97   14305.7    10107.2      10370.9      10771.8
Apr-97   14235.8    9990.38      10156.3      10820.3
May-97   15844.2    11492        11554.6      12117.2
Jun-97   16213.8    11881.7      12048.7      12522.5
Jul-97   17682.3    12490.5      12842.1      13317.3
Aug-97   17462.5    12865.4      13079.8      13642.2
Sep-97   18681.3    13892        14010.3      14605.8
Oct-97   17422.6    13057.7      12925.1      13694.6
Nov-97   17403.4    12746.9      12739.6      13484.6
Dec-97   17614      12754.6      12439.8      13436.7
Jan-98   17173.6    12584.5      12355.5      13261.3
Feb-98   18932.2    13695.5      13353.4      14399.7
Mar-98   20200.7    14270        13873.7      14934.4
Apr-98   20291.6    14357.5      14154.3      15070.2
May-98   18883.3    13314.4      13558.7      14102.8
Jun-98   19693.4    13450.6      13590.6      14206.2
Jul-98   18114      12327.4      12826.1      13148.4
Aug-98   14467.7     9481.73      9871.5      10160.5
Sep-98   15477.5    10443.1      10511.3      11051.4
Oct-98   15887.7    10987.8      11361.6      11797.6
Nov-98   17136.4    11840.1      12381.3      12636.8
Dec-98   18951.2    12911.7      13287.8      13853.4
Jan-99   19489.4    13492.4      14345        14254.4
Feb-99   18123.2    12258.1      13283.7      13097.8
Mar-99   19540.4    12694.8      14127.2      13707.6
Apr-99   19290.3    13815.8      15181.8      14801.2
May-99   19629.8    13837.7      14970.5      14954.1
Jun-99   21427.9    14566.6      16618.1      16011
Jul-99   20735.8    14116.2      16153.3      15684.7
Aug-99   20756.5    13588.3      15947.5      15345.8
Sep-99   20704.6    13850.4      16396.8      15455.7
Oct-99   23483.2    14205.1      17062.3      16208.3



                                                                         Fund
                                                                        ------
1 Year Total Return (9/30/98 to 9/30/99) ..........................     29.55%
3 Year Average Annual Total Return (9/30/96 to 9/30/99) ...........      6.81%
Average Annual Total Return Since Inception
   (9/29/95 to 9/30/99) ...........................................     18.98%

---------------

* The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of approximately 2,000 small-cap stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

** The Russell 2500 Growth Index measures the performance of those companies in the Russell 2500 Index with higher price-to-book values and higher forecasted growth rates. The Russell 2500 Index is composed of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest UScompanies based on total market capitalization. The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000 Index.

*** The NASDAQ Industrial Index measures the stock price performance of more than 3000 industrial issues included in the NASDAQ OTC Composite Index. The NASDAQ OTC Composite Index represents 4500 stocks traded over the counter. 9

Warburg Pincus Emerging Growth Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                        Number
                                                          of
                                                        Shares          Value
                                                      ---------     ------------
COMMON STOCK (94.3%)
Agriculture (0.5%)
    Seminis, Inc+                                     1,079,700     $  8,435,156
                                                                    ------------
Business Services (8.2%)
    CB Richard Ellis Services, Inc.+                  1,181,500       14,547,219
    Concord EFS, Inc.+                                1,205,650       32,627,903
    DoubleClick, Inc.+                                  130,000       18,200,000
    Express Scripts, Inc., Class A+                     162,538        7,984,679
    On Assignment, Inc.+                                745,400       21,430,250
    QRS Corp.+                                          631,250       35,113,281
    TMP Worldwide, Inc.+                                297,800       18,593,887
                                                                    ------------
                                                                     148,497,219
                                                                    ------------
Communications & Media (6.6%)
    Cybergold, Inc.+                                    180,000        1,215,000
    EarthLink Network, Inc.+                            331,000       13,922,687
    Hispanic Broadcasting Corp.+                        234,513       18,995,553
    Lamar Advertising Co.+                               50,000        2,700,000
    Liquid Audio, Inc.+                                 500,500       17,642,625
    Net Perceptions, Inc.+                               14,000          224,000
    Network Event Theater, Inc.+                        761,905       17,523,815
    Network Event Theater, Inc.+ #                      888,889       15,458,335
    Paxson Communications Corp.+                        976,100       11,469,175
    Spanish Broadcasting System, Inc.+                  300,000        7,987,500
    VerticalNet, Inc.+                                  240,000       13,440,000
                                                                    ------------
                                                                     120,578,690
                                                                    ------------
Computers (15.8%)
    Accrue Software, Inc.+                              245,100       13,174,125
    Citrix Systems, Inc.+                               977,700       62,695,012
    Edwards (J.D.) & Co.+                               741,800       17,756,837
    I2 Technologies, Inc.+                              242,500       19,142,344
    Mercury Interactive Corp.+                          317,200       25,732,850
    National Instruments Corp.+                         617,125       18,552,320
    Packeteer, Inc.+                                    300,000       10,200,000
    RealNetworks, Inc.+                                 255,300       28,003,219
    Safeguard Scientifics, Inc.+                        258,000       21,704,250
    Siebel Systems, Inc.+                               268,300       29,462,694
    VeriSign, Inc+                                      232,100       28,664,350
    Verity, Inc.+                                       190,000       13,086,250
                                                                    ------------
                                                                     288,174,251
                                                                    ------------
Conglomerates (0.8%)
    Viad Corp.                                          580,000       14,246,250
                                                                    ------------
Consumer Services (2.0%)
    DeVry, Inc.+                                        912,896       19,227,872
    ITT Educational Services, Inc.+                     860,950       17,003,762
                                                                    ------------
                                                                      36,231,634
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Statement of Net Assets(cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                        ---------   ------------
COMMON STOCK (cont'd)
Electronics (18.9%)
    Alpha Industries, Inc.+                               282,600   $ 15,613,650
    Avant! Corp.+                                         997,900     12,847,963
    Burr-Brown Corp.+                                     865,397     34,020,920
    Cognex Corp.+                                         674,500     20,192,844
    Electronics for Imaging, Inc.+                        572,300     23,070,844
    JDS Uniphase Corp.+                                   414,400     69,153,000
    KLA-Tencor Corp.+                                     230,800     18,276,475
    Maxim Integrated Products, Inc.+                      754,800     59,582,025
    Novellus Systems, Inc.+                               231,700     17,956,750
    PMC-Sierra, Inc.+                                     175,000     16,493,750
    Vishay Intertechnology, Inc.+                       1,044,625     25,528,023
    Vitesse Semiconductor Corp.+                          686,600     31,497,775
                                                                    ------------
                                                                     344,234,019
                                                                    ------------
Energy (0.0%)
    Chaparral Resources, Inc.+#                            13,888         83,333
                                                                    ------------
Financial Services (5.3%)
    AmeriCredit Corp.+                                    953,000     16,558,375
    Enhance Financial Services Group, Inc.                806,600     14,720,450
    IndyMac Mortgage Holding, Inc.                      1,242,100     17,311,769
    MBIA, Inc.                                            173,600      9,906,050
    Reinsurance Group of America, Inc.                  1,162,395     38,649,634
                                                                    ------------
                                                                      97,146,278
                                                                    ------------
Food, Beverages & Tobacco (0.3%)
    Ben & Jerry's Homemade, Inc. Class A+                 317,400      5,356,125
                                                                    ------------
Healthcare (5.1%)
    Caremark Rx, Inc.+                                  3,507,600     17,099,550
    First Health Group Corp.+                             661,300     15,375,225
    Focal, Inc.+                                          925,070      4,683,167
    Health Management Associates, Inc. Class A+         2,094,600     18,589,575
    IVAX, Inc.+                                           864,300     15,179,269
    Visx, Inc.+                                           348,300     21,790,519
                                                                    ------------
                                                                      92,717,305
                                                                    ------------
Leisure & Entertainment (2.4%)
    Fairfield Communities, Inc.+                        1,485,200     18,193,700
    International Speedway Corp. Class A                  101,000      5,214,125
    Sunterra Corp.+                                     2,077,600     20,776,000
                                                                    ------------
                                                                      44,183,825
                                                                    ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Statement of Net Assets(cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares       Value
                                                        ---------   ------------
COMMON STOCK (cont'd)
Lodging & Restaurants (0.6%)
    Extended Stay America, Inc.+                      1,309,500    $  10,885,219
                                                                   -------------
Oil Services (4.1%)
    Cooper Cameron Corp.+                               560,900       21,699,819
    Nabors Industries, Inc.+                          1,225,000       27,792,188
    Petroleum Geo-Services ADR+                       1,772,038       25,916,056
                                                                   -------------
                                                                      75,408,063
                                                                   -------------
Publishing (1.0%)
    Wiley (John) & Sons, Inc. Class A                 1,089,200       18,380,250
                                                                   -------------
Retail (2.8%)
    Bed, Bath & Beyond, Inc.+                           504,500       16,806,156
    BJ's Wholesale Club, Inc.+                          548,900       16,912,981
    Ethan Allen Interiors, Inc.                         342,100       12,165,931
    New York Restaurant Group, Inc.+#                   336,786        3,249,985
    Payless ShoeSource, Inc.+                            21,000          962,063
                                                                   -------------
                                                                      50,097,116
                                                                   -------------
Telecommunications & Equipment (19.9%)
    Advanced Fibre Communications, Inc.+              1,381,400       30,218,125
    Amdocs, Ltd.+                                       617,200       17,165,875
    ANTEC Corp.+                                        416,400       20,195,400
    Audiocodes, Ltd.+                                   421,900       25,524,950
    Cabletron Systems, Inc.+                          1,050,900       17,405,531
    CoreComm Ltd.+                                      351,900       13,856,063
    DSP Communications, Inc.+                         1,107,400       38,966,638
    ITC DeltaCom, Inc.+                                 490,983       11,783,592
    McLeodUSA, Inc. Class A+                            720,800       32,165,700
    Polycom, Inc.+                                      378,800       18,940,000
    Scientific-Atlanta, Inc.                            609,700       34,905,325
    VoiceStream Wireless Corp.+                         661,400       65,313,250
    Western Wireless Corp. Class A+                     676,400       35,764,650
                                                                   -------------
                                                                     362,205,099
                                                                   -------------
TOTAL COMMON STOCK (Cost $1,179,952,022)                           1,716,859,832
                                                                   -------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Statement of Net Assets(cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                               Number
                                                                                  of
                                                                               Shares            Value
                                                                            ------------    ---------------
PREFERRED STOCK (0.2%)
Consumer Services (0.2%)
    Opal Concepts, Inc. Series B+#                                               792,603    $     2,000,000
    Women First Healthcare, Inc. Pfd.+#                                          274,500          1,837,434
                                                                                            ---------------
TOTAL PREFERRED STOCK (Cost $3,500,000)                                                           3,837,434
                                                                                            ---------------

                                                                                 Par
                                                                             -----------
BONDS (0.4%)
    Comptek Research, Inc. 8.5%
      Convertible Debenture Due 04/01/04 #
      (Cost $7,000,000)                                                      $ 7,000,000          7,000,000
                                                                                            ---------------
WARRANTS (0.0%)
    Women First Healthcare, Inc. Warrants #
      (Cost $0)                                                                    5,516                  0
                                                                                            ---------------

                                                                               Number
                                                                                 of
                                                                               Shares
                                                                             -----------
SHORT TERM INVESTMENT (5.1%)
    Institutional Money Market Trust                                           7,723,810          7,723,810
    RBB Money Market Portfolio                                                85,873,616         85,873,616
                                                                                            ---------------
TOTAL SHORT TERM INVESTMENT
(Cost $93,597,426)                                                                               93,597,426
                                                                                            ---------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $1,284,049,448*)                                    1,821,294,692

LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)                                                       (455,477)
                                                                                            ---------------
NET ASSETS (100.0%) (applicable to 36,421,032 Common Class shares
and 5,435,546 Advisor Class shares)                                                         $ 1,820,839,215
                                                                                            ===============
NET ASSET VALUE, offering and redemption price per
Common Class share ($1,592,594,958 / 36,421,032)                                            $         43.73
                                                                                            ===============
NET ASSET VALUE, offering and redemption price per
Advisor Class share ($228,244,257 / 5,435,546)                                              $         41.99
                                                                                            ===============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

------------------

+  Non-income producing security.

#  Restricted security.

*  Cost for federal income tax purposes is $1,288,852,930.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Schedule of Investments--October 31, 1999
--------------------------------------------------------------------------------

                                                            Number
                                                              of
                                                            Shares      Value
                                                           -------    ----------
COMMON STOCK (92.2%)
Aerospace & Defense (1.7%)
    TriStar Aerospace Co.+                                  75,000    $  496,875
                                                                      ----------
Banks & Savings & Loans (9.2%)
    Astoria Financial Corp.                                 17,200       619,200
    Century Bancorp, Inc. Class A                           39,500       706,062
    Prosperity Bancshares, Inc.                             46,900       753,331
    Texas Regional Bancshares, Inc.                         21,318       595,572
                                                                      ----------
                                                                       2,674,165
                                                                      ----------
Building & Building Materials (2.4%)
    Elcor Corp.                                             27,900       687,037
                                                                      ----------
Business Services (5.8%)
    ACNielsen Corp.+                                        22,600       497,200
    Graco, Inc.                                             15,900       532,650
    Wilmar Industries, Inc.+                                53,500       655,375
                                                                      ----------
                                                                       1,685,225
                                                                      ----------
Chemicals (2.1%)
    C.K. Witco Corp.                                        65,300       612,187
                                                                      ----------
Computers (12.4%)
    Computer Network Technology Corp. +                     39,600       636,075
    Hyperion Solutions Corp. +                              39,700       967,687
    Network Associates, Inc. +                              19,955       365,426
    New Era of Networks, Inc. +                             15,500       502,781
    Quantum Corp.-DLT & Storage Systems Group+              42,600       657,637
    RadiSys Corp.+                                           9,600       508,800
                                                                      ----------
                                                                       3,638,406
                                                                      ----------
Conglomerates (1.9%)
    Gaylord Container Corp., +                              60,351       339,474
    Watts Industries, Inc. Class A                          15,300       209,419
                                                                      ----------
                                                                         548,893
                                                                      ----------
Consumer Durables (3.2%)
    Harman International Industries, Inc.                    8,600       351,525
    Superior Industries International, Inc.                 22,377       597,186
                                                                      ----------
                                                                         948,711
                                                                      ----------
Consumer Non-Durables (9.2%)
    Jones Apparel Group, Inc.+                               9,400       297,275
    Polo Ralph Lauren Corp. +                               15,400       284,900
    Saucony, Inc. Class B +                                 48,800       835,700
    Timberland Company, Class A +                           12,800       632,000
    Westpoint Stevens, Inc.                                 33,000       624,937
                                                                      ----------
                                                                       2,674,812
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                             Number
                                                               of
                                                             Shares     Value
                                                            -------   ----------
COMMON STOCKS (cont'd)
Electronics (1.0%)
    Avant! Corp.+                                            21,600   $  278,100
                                                                      ----------
Engineering & Construction (1.4%)
    McDermott International, Inc.                            23,000      416,875
                                                                      ----------
Financial Services (6.9%)
    AmeriCredit Corp.+                                        8,900      154,637
    National Western Life Insurance Co. Class A +             4,400      375,925
    Radian Group Inc.                                        11,405      602,327
    StanCorp Financial Group, Inc.                            9,100      230,912
    Webster Financial Corp.                                  23,000      658,375
                                                                      ----------
                                                                       2,022,176
                                                                      ----------
Healthcare (5.9%)
    Health Management Associates, Inc. Class A +             53,600      475,700
    Morrison Management Specialists, Inc.                    31,500      673,313
    Omnicare, Inc.                                           61,100      565,175
                                                                      ----------
                                                                       1,714,188
                                                                      ----------
Industrial Manufacturing & Processing (1.1%)
    Bethlehem Steel Corp.+                                   34,800      241,425
    CIRCOR International, Inc.+                               8,600       81,700
                                                                      ----------
                                                                         323,125
                                                                      ----------
Leisure & Entertainment (5.7%)
    Hollywood Entertainment Corp.+                           10,200      144,075
    Midway Games, Inc.+                                      50,200    1,000,863
    SCP Pool Corp. +                                         23,313      528,914
                                                                      ----------
                                                                       1,673,852
                                                                      ----------
Metals & Mining (2.8%)
    Freeport-McMoran Copper & Gold, Inc. Class B+            11,000      183,563
    Kaiser Aluminum Corp.                                     3,900       25,106
    Ryerson Tull, Inc.                                       29,293      600,507
                                                                      ----------
                                                                         809,176
                                                                      ----------
Oil Services (4.4%)
    Evergreen Resources, Inc. +                              11,200      242,200
    Global Industries, Ltd. +                                59,100      472,800
    Varco International, Inc.                                54,352      574,093
                                                                      ----------
                                                                       1,289,093
                                                                      ----------
Paper & Forest Products (6.5%)
    Abitibi-Consolidated, Inc.                               55,200      665,850
    Caraustar Industries, Inc.                               24,630      594,199
    Wausau-Mosinee Paper Corp.                               50,100      632,513
                                                                      ----------
                                                                       1,892,562
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Schedule of Investments (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                                 Number
                                                                                   of
                                                                                 Shares        Value
                                                                              -----------   -----------
COMMON STOCKS (cont'd)
Real Estate (1.4%)
    Mission West Properties, Inc.                                                  52,286   $   401,949
                                                                                            -----------
Retail (2.1%)
    Value City Department Stores, Inc.+                                            39,445       606,467
                                                                                            -----------
Telecommunications and Equipment (0.0%)
    Triton PCS. Holdings, Inc. Class A+                                             2,000        70,500
                                                                                            -----------
Transportation (3.5%)
    Landstar Systems, Inc. +                                                       14,200       575,100
    M.S. Carriers, Inc. +                                                          15,700       443,525
                                                                                            -----------
                                                                                              1,018,625
                                                                                            -----------
Utilities-Electric (1.6%)
    NSTAR                                                                          12,600       479,588
                                                                                            -----------
Total Common Stock (Cost $23,355,834)                                                        26,962,587
                                                                                            -----------

                                                                                  Par
                                                                              -----------
Convertible Bonds (0.5%)
Electronics (0.5%)
    EA Industries, Inc. Series A Convertible Notes 6.00%, 4/30/99 (NR,NR)1#
      (Cost $1,500,000)                                                       $ 1,500,000       150,000
                                                                                            -----------
Short Term Investments (11.6%)
    Institutional Money Market Trust                                            1,948,081     1,948,081
    RBB Money Market Portfolio                                                  1,441,129     1,441,129
                                                                                            -----------
Total Short Term Investments (Cost $3,389,210)                                                3,389,210
                                                                                            -----------
Warrants (0.0%)
    EA Industries, Inc. Six Month Warrants
      (Exercisable for purchase of 75,000 Common Shares @ $5.375/share.)(1)
      (Cost $110,438)                                                                   1             0
                                                                                            -----------
Total Investments At Value (104.3%) (Cost $28,355,482*)                                      30,501,797
                                                                                            ===========

                            INVESTMENT ABBREVIATIONS
                                 NR = Not Rated

---------------

+   Non-income producing security.

1   Illiquid security.

*   Cost for federal tax purposes is $28,569,655.

#   Bond is currently in default.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Statement of Net Assets--October 31, 1999
--------------------------------------------------------------------------------

                                                         Number
                                                           of
                                                         Shares         Value
                                                        -------      -----------
COMMON STOCK (91.3%)
Business Services (6.5%)
    BISYS Group, Inc. +                                  17,200      $   877,200
    Princeton Video Image, Inc.+#                        90,909          500,000
    QRS Corp. +                                          24,450        1,360,031
    Saatchi & Saatchi plc ADR                            30,700          587,137
    StarTek, Inc. +                                       2,500          113,437
    TMP Worldwide, Inc. +                                 9,000          561,937
                                                                     -----------
                                                                       3,999,742
                                                                     -----------
Communications & Media (22.6%)
    America Online, Inc. +                                6,600          855,937
    AMFM, Inc. +                                         14,000          980,000
    Excite @ HomeCorp. Series A +                        15,200          568,100
    CMGI, Inc. +                                          9,400        1,028,713
    Hispanic Broadcasting Corp. +                        12,400        1,004,400
    MaMamedia, Inc. +#                                   92,592          499,997
    Outdoor Systems, Inc. +                              15,475          655,753
    Radio Unica Communications +                         18,800          538,150
    Shaw Communications, Inc. Class B                    31,100          933,000
    USA Networks, Inc. +                                 36,600        1,649,287
    Westwood One, Inc.+                                  13,650          629,606
    Women.com Networks, Inc. +#                         243,639        3,435,310
    Yahoo! Inc. +                                         6,700        1,199,719
                                                                     -----------
                                                                      13,977,972
                                                                     -----------
Computers (9.9%)
    BMC Software, Inc. +                                  9,800          629,037
    Citrix Systems, Inc. +                               16,900        1,083,712
    Concord Communications, Inc. +                       14,500          753,094
    Intuit, Inc. +                                       37,500        1,092,187
    VeriSign, Inc +                                       9,000        1,111,500
    VERITAS Software Corp.+                              13,400        1,445,525
                                                                     -----------
                                                                       6,115,055
                                                                     -----------
Consumer Non-Durables (1.0%)
    Dial Corp.                                           25,200          589,050
                                                                     -----------
Consumer Services (1.6%)
    DeVry, Inc. +                                        48,300        1,017,319
                                                                     -----------
Electronics (14.8%)
    Flextronics International Ltd. +                     15,900        1,128,900
    JDS Uniphase Corp. +                                 14,500        2,419,688
    KLA-Tencor Corp. +                                    6,900          546,394
    Maxim Integrated Products, Inc. +                    20,600        1,626,113
    Solectron Corp. +                                    11,100          835,275
    Synopsys, Inc. +                                      8,100          504,731
    Vitesse Semiconductor Corp. +                        16,200          743,175
    Xilinx, Inc. +                                       17,200        1,352,350
                                                                     -----------
                                                                       9,156,626
                                                                     -----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                          Number
                                                            of
                                                          Shares        Value
                                                          ------      ----------
COMMON STOCKS (cont'd)
Energy (0.9%)
    Chaparral Resources, Inc. +#                           5,555      $   33,333
    Newfield Exploration Co. +                            16,900         497,494
                                                                      ----------
                                                                         530,827
                                                                      ----------
Financial Services (3.0%)
    Ambac Financial Group, Inc.                            8,500         507,875
    AMVESCAP PLC ADR                                      18,560         832,880
    Price T. Rowe Associates, Inc.                        14,300         507,650
                                                                      ----------
                                                                       1,848,405
                                                                      ----------
Healthcare (1.0%)
    Oxford Health Plans, Inc. +                           31,600         373,275
    Women First HealthCare, Inc. +                        34,600         257,338
                                                                      ----------
                                                                         630,613
                                                                      ----------
Leisure & Entertainment (2.1%)
    Fairfield Communities, Inc. +                         23,300         285,425
    Premier Parks, Inc.+                                  35,400       1,024,388
                                                                      ----------
                                                                       1,309,813
                                                                      ----------
Oil Services (3.0%)
    Cooper Cameron Corp. +                                19,100         738,931
    Nabors Industries, Inc. +                             23,200         526,350
    Petroleum Geo - Services +                            41,300         604,013
                                                                      ----------
                                                                       1,869,294
                                                                      ----------
Pharmaceuticals (2.8%)
    Amgen, Inc. +                                          8,000         638,000
    MedImmune, Inc. +                                     10,000       1,120,000
                                                                      ----------
                                                                       1,758,000
                                                                      ----------
Publishing (3.9%)
    Central Newspapers, Inc. Class A                      30,000       1,288,125
    Scholastic Corp. +                                    23,700       1,102,050
                                                                      ----------
                                                                       2,390,175
                                                                      ----------
Retail (4.3%)
    Amazon.com, Inc. +                                     6,000         423,750
    Bed, Bath & Beyond, Inc. +                            14,400         479,700
    New York Restaurant Group, Inc. +#                    77,720         749,998
    Ross Stores, Inc.                                     21,600         445,500
    Saks, Inc. +                                          31,300         537,969
                                                                      ----------
                                                                       2,636,917
                                                                      ----------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                                  Number
                                                                                    of
                                                                                  Shares        Value
                                                                                  ------    ------------
COMMON STOCKS (cont'd)
Telecommunications & Equipment (13.9%)
    Amdocs, Ltd. (USA) +                                                          17,800    $    495,063
    ANTEC Corp. +                                                                  4,400         213,400
    Carrier Access Corp. +                                                         1,797          88,839
    CIENA Corp.+                                                                  14,300         504,075
    Cisco Systems, Inc. +                                                         28,010       2,072,740
    Covad Communications Group, Inc.+                                             10,900         523,200
    Exodus Communications, Inc. +                                                 22,300       1,917,800
    Gilat Satellite Networks +                                                    22,600       1,178,025
    MCI WorldCom, Inc. +                                                           9,500         815,219
    NEXTLINK Communications, Inc.+                                                 1,347          80,567
    Pinnacle Holdings, Inc. +                                                     30,100         722,400
                                                                                            ------------
                                                                                               8,611,328
                                                                                            ------------
TOTAL COMMON STOCK (Cost $34,632,050)                                                         56,441,136
                                                                                            ------------
FOREIGN COMMON STOCKS (0.3%)
Canada (0.3%)
    Corus Entertainment, Inc. Class B +
      (Cost $75,476)                                                              10,366         162,090
                                                                                            ------------

                                                                                     Par
                                                              Maturity Date         (000)
                                                              -------------         -----
UNITED STATES TREASURY OBLIGATIONS (0.7%**)
    U.S. Treasury Bill 4.710%                                   12/02/99            $ 35          34,866
    U.S. Treasury Bill 4.710%                                   03/30/00             115         112,657
    U.S. Treasury Note 5.875%                                   11/30/01             260         260,312
                                                                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $406,760)                                                  407,835
                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Statement of Net Assets (cont'd)--October 31, 1999
--------------------------------------------------------------------------------

                                                                                 Number
                                                                                  of
                                                                                 Shares        Value
                                                                               --------     ------------
PRIVATE FUND INVESTMENTS (4.1%)
    Boston Ventures V, LP#                                                       463,267    $    463,267
    New Enterprise Associates VII, LP#                                         2,071,355       2,071,355
                                                                                            ------------
TOTAL PRIVATE FUND INVESTMENTS (Cost $1,368,653)                                               2,534,622
                                                                                            ------------
                                                                                 Number
                                                                                  of
                                                                                 Shares
                                                                               --------
SHORT TERM FUND INVESTMENTS (4.2%)
    RBB Money Market Portfolio
      (Cost $2,624,311)                                                        2,624,311       2,624,311
                                                                                            ------------
TOTAL INVESTMENTS AT VALUE (100.6%) (Cost $39,107,250*)                                       62,170,003

LIABILITIES IN EXCESS OF OTHER ASSETS (0.6%)                                                    (378,503)
                                                                                            ------------
NET ASSETS (100.0%) (applicable to 2,549,911 Common Class shares and
   127,650 Advisor Class shares)                                                            $ 61,791,491
                                                                                            ============
NET ASSET VALUE, offering and redeemption preice per Common Class shares
  ($58,889,924 / 2,549,911)                                                                 $      23.09
                                                                                            ============
NET ASSET VALUE, offering and redeemption preice per Advisor Class shares
  ($2,901,567 / 127,650)                                                                    $      22.73
                                                                                            ============


                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

-------------

+   Non-income producing security.

#   Restricted security, not readily marketable.

*   Also cost for federal tax purposes.

** These securities have been segregated with the fund's custodian to cover open capital Commitments of $448,073 in private fund investments.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Statement of Assets and Liabilities--October 31, 1999
--------------------------------------------------------------------------------


Assets
    Investments at value (Cost $28,355,482)                                                       $30,501,797
    Receivable for investment securities sold                                                       3,068,747
    Receivable for fund shares sold                                                                    34,624
    Deferred organizational/offering costs                                                             17,363
    Dividends and interest receivable                                                                  71,086
                                                                                                  -----------
      Total Assets                                                                                 33,693,617
                                                                                                  -----------

Liabilities
    Payable for investment securities purchased                                                     3,271,423
    Payable for fund shares redeemed                                                                1,033,285
    Accrued expenses payable`                                                                         157,921
                                                                                                  -----------
      Total Liabilities                                                                             4,462,629
                                                                                                  -----------

Net assets, applicable to 2,342,126 Common Class shares outstanding and
  2,451 Advisor Class shares outstanding                                                          $29,230,988
                                                                                                  ===========

Net Asset Value, offering and redemption price per Common Class share ($29,200,709 / 2,342,126)   $     12.47
                                                                                                  ===========

Net Asset Value, offering and redemption price per Advisor Class share ($30,279 / 2,451)          $     12.35
                                                                                                  ===========

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Domestic Equity Funds
Statements of Operations
For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                             Warburg Pincus    Warburg Pincus  Warburg Pincus
                                             Emerging Growth   Small Company    Post-Venture
                                                   Fund         Value Fund      Capital Fund
                                             ---------------   --------------  --------------
Investment Income:
  Dividends                                   $   3,117,181    $     356,518    $      51,110
  Interest                                        5,712,845          102,147          106,187
  Foreign taxes withheld                            (14,420)               0                0
                                              -------------    -------------    -------------
    Total investment income                       8,815,606          458,665          157,297
                                              -------------    -------------    -------------
Expenses:
  Investment Advisory                            16,912,762          464,414          791,089
  Administrative services                         3,323,092           95,125          130,074
  Custodian/Sub-custodian                           340,998           39,434           18,564
  Directors/Trustees                                 19,624           13,095           12,731
  Legal                                             156,381           31,051           17,993
  Offering/Organizational costs                           0           14,903           27,509
  Printing                                          317,416           13,930           24,429
  Registration                                      115,063           44,986           48,502
  Shareholder servicing/Distribution              1,413,608          116,210          162,412
  Transfer agent                                  1,713,859          134,274          118,545
  Audit                                              59,538           11,139           12,353
  Insurance                                          32,178            3,122                0
  Interest                                           18,712            1,803            2,762
  Miscellaneous                                      54,049            7,422            7,499
                                              -------------    -------------    -------------
                                                 24,477,280          990,908        1,374,462
  Less: fees waived, expenses reimbursed
    and transfer agent offsets                     (142,755)        (178,076)        (324,531)
                                              -------------    -------------    -------------
    Total expenses                               24,334,525          812,832        1,049,931
                                              -------------    -------------    -------------
      Net investment loss                       (15,518,919)        (354,167)        (892,636)
                                              -------------    -------------    -------------
Net Realized and Unrealized Gain (Loss)
  from Investments and Foreign
  Currency Related Items:
  Net realized gain from security and
    other related transactions                  300,644,500        3,792,545       13,768,581
  Net change in unrealized appreciation
    (depreciation) from investments and
    foreign currency related items              205,391,594       (4,750,334)      11,121,513
                                              -------------    -------------    -------------
    Net realized and unrealized gain (loss)
      from investments and
      foreign currency related items            506,036,094         (957,789)      24,890,094
                                              -------------    -------------    -------------
  Net increase (decrease) in net assets
    resulting from operations                 $ 490,517,175    $  (1,311,956)   $  23,997,458
                                              =============    =============    =============

                 See Accompanying Notes to Financial Statements.

                       This page intentionally left blank

Warburg Pincus Domestic Equity Funds
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    Warburg Pincus
                                                                    Emerging Growth
                                                                         Fund
                                                          ----------------------------------
                                                             For the            For the
                                                            Year Ended         Year Ended
                                                            October 31,        October 31,
                                                          ---------------    ---------------
                                                                1999               1998
                                                          ---------------    ---------------
From Operations:
  Net Investment Loss                                     $   (15,518,919)   $   (11,226,871)
  Net Realized gain (loss) from security transactions         300,644,500        (47,452,269)
  Net Realized (loss) from foreign currency related items               0                  0
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items       205,391,594       (136,862,010)
                                                          ---------------    ---------------
    Net increase (decrease) in net assets resulting
      from operations                                         490,517,175       (195,541,150)
                                                          ---------------    ---------------
From Dividends and Distributions:
  Dividends from net investment income
    Common Class shares                                                 0                  0
    Advisor Class shares                                                0                  0
  Distributions from realized gains
    Common Class shares                                                 0        (92,762,400)
    Advisor Class shares                                                0        (25,707,966)
                                                          ---------------    ---------------
    Net decrease in net assets from dividends
      and distributions                                                 0       (118,470,366)
                                                          ---------------    ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                                724,682,855        883,019,817
  Reinvested dividends and distributions                              225        114,956,027
  Net asset value of shares redeemed                       (1,237,905,127)      (813,237,032)
                                                          ---------------    ---------------
    Net increase (decrease) in net assets from
      capital share transactions                             (513,222,047)       184,738,812
                                                          ---------------    ---------------
    Net increase (decrease) in net assets                     (22,704,872)      (129,272,704)

Net Assets:
  Beginning of year                                         1,843,544,087      1,972,816,791
                                                          ---------------    ---------------
  End of year                                             $ 1,820,839,215    $ 1,843,544,087
                                                          ===============    ===============
Undistributed Net Investment Income:                      $             0    $             0
                                                          ===============    ===============

                 See Accompanying Notes to Financial Statements.

                                                                    Warburg Pincus                     Warburg Pincus
                                                                  Small Company Value                Post-Venture Capital
                                                                         Fund                               Fund
                                                         ----------------------------------    ----------------------------------
                                                            For the            For the            For the            For the
                                                           Year Ended         Year Ended         Year Ended         Year Ended
                                                           October 31,        October 31,        October 31,        October 31,
                                                         ---------------    ---------------    ---------------    ---------------
                                                               1999               1998               1999               1998
                                                         ---------------    ---------------    ---------------    ---------------
From Operations:
  Net Investment Loss                                    $      (354,167)   $      (709,432)   $      (892,636)   $    (1,218,879)
  Net Realized gain (loss) from security transactions          3,792,545          3,618,297         13,768,886          2,591,623
  Net Realized (loss) from foreign currency related items              0                  0               (305)                 0
  Net change in unrealized appreciation (depreciation)
    from investments and foreign currency related items       (4,750,334)       (23,857,296)        11,121,513         (7,014,438)
                                                         ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets resulting
      from operations                                         (1,311,956)       (20,948,431)        23,997,458         (5,641,694)
                                                         ---------------    ---------------    ---------------    ---------------
From Dividends and Distributions:
  Dividends from net investment income
    Common Class shares                                                0                  0                  0                  0
    Advisor Class shares                                               0                  0                  0                  0
  Distributions from realized gains
    Common Class shares                                       (2,280,474)       (20,763,827)           (96,730)                 0
    Advisor Class shares                                          (1,680)           (35,216)            (1,306)                 0
                                                         ---------------    ---------------    ---------------    ---------------
    Net decrease in net assets from dividends
      and distributions                                       (2,282,154)       (20,799,043)           (98,036)                 0
                                                         ---------------    ---------------    ---------------    ---------------
From Capital Share Transactions:
  Proceeds from sale of shares                                30,617,506         63,737,618         18,419,537         33,368,512
  Reinvested dividends and distributions                       2,155,694         19,972,777             93,862                  0
  Net asset value of shares redeemed                         (80,318,997)      (185,521,859)       (49,536,027)       (68,656,533)
                                                         ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets from
      capital share transactions                             (47,545,797)      (101,811,464)       (31,022,628)       (35,288,021)
                                                         ---------------    ---------------    ---------------    ---------------
    Net increase (decrease) in net assets                    (51,139,907)      (143,558,938)        (7,123,206)       (40,929,715)

Net Assets:
  Beginning of year                                           80,370,895        223,929,833         68,914,697        109,844,412
                                                         ---------------    ---------------    ---------------    ---------------
  End of year                                            $    29,230,988    $    80,370,895    $    61,791,491    $    68,914,697
                                                         ===============    ===============    ===============    ===============
Undistributed Net Investment Income:                     $             0    $             0    $             0    $             0
                                                         ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Emerging Growth Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                                             For the Year Ended October 31
                                              ------------------------------------------------------------
YEAR ENDED:                                     1999         1998         1997         1996         1995
                                              --------     --------     --------     --------     --------
Per-share data
Net asset value, beginning of year            $  32.51     $  38.50     $  31.99     $  29.38     $  22.05
                                              --------     --------     --------     --------     --------
Investment activities:
  Net investment loss                            (0.65)       (0.49)       (0.33)       (0.09)       (0.09)
  Net gains or losses on investments
    and foreign currency related items
    (both realized and unrealized)               10.13        (3.11)        6.91         4.45         7.42
                                              --------     --------     --------     --------     --------
      Total from investment activities            9.48        (3.60)        6.58         4.36         7.33
                                              --------     --------     --------     --------     --------
Less Distributions:
  Distributions from realized capital gains       0.00        (2.39)       (0.07)       (1.75)        0.00
                                              --------     --------     --------     --------     --------
      Total distributions                         0.00        (2.39)       (0.07)       (1.75)        0.00
                                              --------     --------     --------     --------     --------
Net asset value, end of year                  $  41.99     $  32.51     $  38.50     $  31.99     $  29.38
                                              ========     ========     ========     ========     ========
Total return                                     29.16%       (9.75)%      20.62%       15.69%       33.24%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)        $228,244     $311,023     $457,432     $362,696     $167,225
    Ratio of expenses to average
      net assets                                  1.72%@       1.62%@       1.63%@       1.70%@       1.76%
    Ratio of net loss to average net assets      (1.25)%       (.87)%      (1.01)%      (1.05)%      (1.08)%
Portfolio turnover rate                         154.08%       91.60%       87.03%       65.77%       84.82%


----------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the year ended October 31, 1999 and by .00%, .00% and .01% for the year ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.71% for the year ended October 31, 1999, 1.62%, 1.63% and 1.69% for the year ended October 31, 1998, 1997 and 1996, respectively.

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Small Company Value Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                           December 29, 1995
                                            For the Year Ended October 31,  (Commencement of
                                              -------------------------    Operations) Through
PERIOD ENDED:                                  1999      1998     1997       October 31, 1996
                                              ------    ------   ------    -------------------
Per-share data
Net asset value, beginning of period          $13.30    $18.65   $14.46        $10.00
                                              ------    ------   ------        ------
Investment activities:
  Net investment loss                          (0.18)    (0.40)   (0.08)        (0.02)
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)             (0.34)    (3.02)    4.44          4.48
                                              ------    ------   ------        ------
      Total from investment activities         (0.52)    (3.42)    4.36          4.46
                                              ------    ------   ------        ------
Less Distributions:
  Distributions from realized capital gains    (0.43)    (1.93)   (0.17)         0.00
                                              ------    ------   ------        ------
      Total distributions                      (0.43)    (1.93)   (0.17)         0.00
                                              ------    ------   ------        ------
Net asset value, end of period                $12.35    $13.30   $18.65        $14.46
                                              ======    ======   ======        ======
Total return                                   (4.17)%  (19.93)%  30.47%        44.60+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)     $   30     $   53   $  255        $    5
    Ratio of expenses to average
      net assets                                2.01%@    1.97%@   1.89%@        1.97%*@
    Ratio of net loss to average net assets    (1.02)%    (.92)%   (.78)%        (.52)%*
    Decrease reflected in above
      operating expense ratios due to
      waivers/reimbursements                     .39%      .27%     .00%         1.46%*
Portfolio turnover rate                       168.57%    77.92%  105.87%        43.14%+


------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the year ended October 31, 1999 and by .00%, .01% and .00% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 2.00% for the year ended October 31, 1999 and 1.97%, 1.88% and 1.97% for the year or period ended October 31, 1998, 1997 and 1996, respectively.

+   Non-annualized.

*   Annualized.


                 See Accompanying Notes to Financial Statements.

Warburg Pincus Post-Venture Capital Fund
Financial Highlights
(For an Advisor Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                                  For the Period
                                                                                                 September, 1995
                                                          For the Year Ended October 31,        (Commencement of
                                                    -----------------------------------------  Operations) Through
PERIOD ENDED:                                        1999       1998        1997       1996     October 31, 1995
                                                    ------     -------     -------    -------        ------
Per-share data
Net asset value, beginning of period                $15.90     $ 17.44     $ 15.93    $ 10.68        $10.00
                                                    ------     -------     -------    -------        ------
Investment activities:
  Net investment gain (loss)                         (0.21)      (0.01)      (0.22)     (0.05)         0.00
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                    7.06       (1.53)       1.73       5.30          0.68
                                                    ------     -------     -------    -------        ------
      Total from investment activities                6.85       (1.54)       1.51       5.25          0.68
                                                    ------     -------     -------    -------        ------
Less Distributions:
  Distributions from realized capital gains          (0.02)       0.00        0.00       0.00          0.0
                                                    ------     -------     -------    -------        ------
      Total distributions                            (0.02)       0.00        0.00       0.00          0.00
                                                    ------     -------     -------    -------        ------
Net asset value, end of period                      $22.73     $ 15.90     $ 17.44    $ 15.93        $10.68
                                                    ======     =======     =======    =======        ======
Total return                                         43.15%      (8.83)%      9.48%     49.16%         6.80%+
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)            $2,902     $   343     $   270    $   204        $    1
    Ratio of expenses to average
      net assets                                      1.91%@      1.90%@      1.91%@     1.90%@        2.15%*
    Ratio of net income or loss to
      average net assets                             (1.64)%     (1.65)%     (1.52)     (1.41)%         .09%*
    Decrease reflected in above
      operating expense ratios due to
      waivers/reimbursements                           .56%        .66%        .70%       .75%         9.25%*
Portfolio turnover rate                              83.94%     111.51%     197.56%    168.46%        16.90%+


---------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the net expense ratio by .01% for the year ended October 31, 1999 and by .00%, .01% and .00% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The operating expense ratios after reflecting these arrangements were 1.90% for the year ended October 31, 1999 and 1.90%, 1.90% and 1.90% for the year or period ended October 31, 1998, 1997 and 1996, respectively.

+   Non-annualized.

*   Annualized

                 See Accompanying Notes to Financial Statements.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

     The Warburg Pincus Emerging Growth Fund (the "Emerging Growth Fund") is registered under the 1940 Act as a non-diversified, open-end management investment company. The Warburg Pincus Small Company Value Fund (the "Small Company Value Fund") and the Warburg Pincus Post-Venture Capital Fund (the "Post Venture Capital Fund") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies (each a "Fund" and collectively, the "Funds").

     Investment objectives for each Fund are as follows: the Emerging Growth Fund seeks maximum capital appreciation; the Small Company Value Fund seeks long-term capital appreciation and the Post-Venture Capital Fund seeks long-term growth of capital.

     Each Fund may invest up to 15% of its assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities, and they may be difficult or impossible to sell at the time and the price the Fund would like. In addition, the lack of an active market may make it difficult to obtain an accurate price for a Fund security.

     Each Fund offers two classes of shares, one class being referred to as the Common Class shares and one class being referred to as the Advisor Class shares. Common Class and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for the Small Company Value Fund and the Post-Venture Capital Fund each bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate of .25% of the average daily net asset value of each Fund's Common Class shares. Advisor Class shares bear expenses paid pursuant to a distribution plan at an annual rate not to exceed .75% of the average daily net asset value of the applicable Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of .50% of average daily net assets.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using market quotations. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors/Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not accurately reflect an investment's value.

     The Post-Venture Capital Fund initially values its investments in private-equity portfolios at cost. After that, the Fund values these investments according to reports from the private-equity portfolios that Abbott Capital Management, LLC ("Abbott"), the Fund's sub-investment adviser, generally receives on a quarterly basis. The Fund's net asset value typically will not reflect interim changes in the values of its private-equity-portfolio investments.

     The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

     Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies -- (cont'd)

     Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

     No provision is made for federal taxes, as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, (the "Code") and make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

     Costs incurred in connection with organization of each Fund other than Emerging Growth Fund have been deferred and are being amortized over a period of five years from the date each Fund commenced its operations.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM LLC"), can transfer uninvested cash balances to a pooled cash account, which can invest in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterpart to the agreement, retention of the collateral may be subject to legal proceedings. As of October 31, 1999 the Funds had no investments in repurchase agreements.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

     The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense. For the year ended October 31, 1999, the Funds received credits or reimbursements under this arrangement as follows:

           Fund                                                    Amount
           ----                                                   --------
           Emerging Growth                                        $142,755
           Small Company Value                                       2,287
           Post-Venture Capital                                      3,732


2. Investment Adviser, Co-Administrators and Distributor

     On July 6, 1999, CSAM LLC became each Funds' investment adviser as a result of the previously announced acquisition of Warburg Pincus Asset Management, Inc. ("Warburg Pincus") by Credit Suisse Group ("Credit Suisse"). Warburg Pincus was combined with CSAM LLC, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse. For its investment advisory services, CSAM LLC receives the following fees based on each Fund's average daily net assets:

           Fund                                         Annual Rate
           ------                             ---------------------------------
           Emerging Growth                     .90% of average daily net assets
           Small Company Value                1.00% of average daily net assets
           Post-Venture Capital               1.25% of average daily net assets

     For the year ended October 31, 1999, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                   Gross                     Net           Expense
           Fund                Advisory Fee   Waiver     Advisory Fee    Reimbursements
           ----                ------------  --------    ------------    --------------
           Emerging Growth      $16,912,762       $ 0    $16,912,762         $ 0
           Small Company Value      464,414  (146,999)       317,415           0
           Post-Venture Capital     791,089  (297,084)       494,005           0

     Abbott serves as sub-investment adviser for the Post-Venture Capital Fund's assets invested in U.S. or foreign private limited partnerships or other investment Funds ("Private Fund Investments"). From its investment advisory fee, CSAM LLC pays Abbott a quarterly fee at the annual rate of 1.00% of the value of the Post-Venture Capital Fund's Private Fund Investments as of the end of each calendar quarter. No compensation is paid by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

     Counsellors Funds Service, Inc. ("CFSI"), a wholly-owned subsidiary of CSAM served as co-administrator of each Fund until November 1, 1999. On November 1, 1999, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") replaced CFSI as co-administrator to each Fund. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Fund's co-administrator. For its administrative services, CSAMSI currently receives a fee calculated at the rate of .10% of each Fund's daily net assets. For the year ended October 31, 1999, administrative services fees were as follows:

           Fund                                      Co-Administration Fee
           ----                                      ---------------------
           Emerging Growth                              $1,879,196
           Small Company Value                              46,441
           Post-Venture Capital                             63,287

     For administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, calculated as follows:

                     Average Daily
                      Net Assets                      Annual Rate
                  ------------------                  -----------
                  First $500 million                     0.10%
                    Next $1 Billion                     0.075%
                   Over $1.5 Billion                     0.05%
                  ==================                    ======

     For the year ended October 31, 1999, administrative services fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:

                                                                       Net
           Fund                 Co-Administration Fee   Waiver   Co-Administration Fee
           ----                 ---------------------  --------  ---------------------
           Emerging Growth             $1,443,896      $      0    $1,443,896
           Small Company Value             48,684       (28,790)       19,894
           Post-Venture Capital            66,787       (23,715)       43,072

     CSAMSI also serves as each Fund's distributor. No compensation is paid by the Common Class shares of the Emerging Growth Fund to CSAMSI for distribution services. Provident Distributors, Inc. will become each Fund's distributor effective January 3, 2000. For its shareholder and selling services, CSAMSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Post-Venture Capital Fund and the Small Company Value Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. CSAMSI receives a fee at an annual rate of .50% of the average daily net assets of each Fund's Advisor Class shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act which CSAMSI may

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

2. Investment Adviser, Co-Administrators and Distributor -- (cont'd)

use to compensate service organizations for shareholder servicing and distribution services. For the year ended October 31, 1999, shareholder servicing and distribution fees were as follows:

                                                     Shareholder Servicing/
           Fund                                         Distribution Fee
           ----                                      ----------------------
           Emerging Growth
            Advisor Class shares                          $1,413,608
                                                          ==========
           Small Company Value
            Common Class shares                           $  115,996
            Advisor Class shares                                 214
                                                          ----------
                                                          $  116,210
                                                          ==========
           Post-Venture Capital
            Common Class shares                           $  154,023
            Advisor Class shares                               8,389
                                                          ----------
                                                          $  162,412
                                                          ==========

3. Line of Credit

     The Funds, together with other Funds advised by CSAM LLC, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated portfolio share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating Funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal funds rate plus .50%. At October 31, 1999, there were no loans outstanding for any of the Funds. During the year ended October 31, 1999, the Funds had the following borrowings under the Credit
Facility:

                                                           Maximum
                      Average Daily     Average           Daily Loan
Fund                  Loan Balance   Interest Rate %      Outstanding
----                  -------------  ---------------      -----------

Small Company Value   $30,671           5.36              $2,119,000
Post-Venture Capital   55,488           5.38               3,972,000

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

   4. Investments in Securities

   At October 31, 1999, purchases and sales of investment securities (excluding short-term investments) were as follows:

           Fund                                Purchases            Sales
           ----                             --------------     --------------
           Emerging Growth                  $2,726,104,845     $3,160,068,235
           Small Company Value                  76,073,610        117,882,752
           Post-Venture Capital                 51,850,574         81,923,591

   At October 31, 1999, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                      Unrealized    Unrealized    Net Unrealized
           Fund                      Appreciation  Depreciation    Appreciation
           ----                      ------------  ------------   -------------
           Emerging Growth           $595,974,191  $(63,532,429)  $532,441,762
           Small Company Value          3,758,722    (1,826,580)     1,932,142
           Post-Venture Capital        24,172,680    (1,109,927)    23,062,753

5. Restricted Securities

   Certain Funds' investments are restricted as to resale, are not readily marketable and are valued as determined by or under the direction of each Fund's Board in good faith, at fair value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of October 31, 1999, and share value of the securities and percent of net assets, which the securities comprise.

                                                                                                       Percentage
                                              Security    Acquisition                      Market        of Net
Fund          Security Description              Type         Date(s)         Cost          Value          Assets
----          --------------------           ---------    -----------     ----=------   -----------     ----------
Emerging
Growth
  Fund
           Chaparral Resources, Inc.            Common      07/28/98      $ 1,250,000   $    83,333       0.00
           Comptek Research, Inc.                 Bond      03/24/99        7,000,000     7,000,000       0.40
           Network Event Theater, Inc.          Common      02/06/98        4,000,001    15,458,335       0.80
           New York Restaurant Group, Inc.      Common      10/30/97        3,249,985     3,249,985       0.20
           Opal Concepts, Inc. Series B        Preferred    08/31/95        2,000,000     2,000,000       0.10
           Women First Healthcare, Inc.        Preferred    01/08/98        1,500,000     1,837,434       0.10
           Women First Healthcare, Inc.         Warrants    03/18/99                0             0       0.00
                                                                          -----------   -----------       ----
                                                                          $18,999,986   $29,629,087       1.60%
                                                                          ===========   ===========       ====

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

5. Restricted Securities -- (cont'd)

                                                                                                       Percentage
                                              Security    Acquisition                      Market        of Net
Fund          Security Description              Type         Date(s)         Cost          Value          Assets
----          --------------------           --------      ----------     ----=------   -----------     ----------
Small Company
  Value Fund
         EA Industries, Inc.                   Bond         04/17/97      $ 1,500,000   $  150,000        0.50%
         EA Industries, Inc.                 Warrants       03/31/98      $   110,438   $        0        0.00%
                                                                          -----------   ----------       -----
                                                                          $ 1,610,438   $  150,000        0.50%
                                                                          ===========   ==========       =====

Post-Venture
  Capital Fund
         Boston Ventures V, L.P.              Private       09/01/96      $  520,499    $  463,267        0.70
         Chaparral Resources, Inc.            Common        07/28/98         500,000        33,333        0.10
         MaMaMedia, Inc.                      Common        09/13/99         499,997       499,997        0.80
         New Enterprise Associates VII, L.P.  Private       12/01/96         848,154     2,071,355        3.40
         New York Restaurant Group, Inc.      Common        10/30/97         749,998       749,998        1.20
         Princeton Video Image, Inc.          Common        10/21/99         500,000       500,000        0.80
         Women.com Networks                   Common        06/04/98         906,752     3,435,310        5.60
                                                                          ----------    ----------       -----
                                                                          $4,525,400    $ 7,753,260      12.60%
                                                                          ==========    ===========      =====

6. Forward Foreign Currency Contracts

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 1999, there were no open forward foreign currency contracts.

7. Futures Contracts

   Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in a value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

7. Futures Contracts -- (cont'd)

contract. Risks of enterings into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At October 31, 1999, there were no open futures contracts.

8. Capital Share Transactions

   Each Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares (two billion in the case of the Emerging Growth Fund) of each Fund are classified as the Advisor Class.

   Transactions in classes of each Fund were as follows:

                                                                             Emerging Growth Fund
                                                 ---------------------------------------------------------------------------
                                                          Common Class shares                  Advisor Class shares
                                                 -----------------------------------     -----------------------------------
                                                     For the             For the             For the             For the
                                                   Year Ended          Year Ended          Year Ended          Year Ended
                                                   October 31,         October 31,         October 31,         October 31,
                                                      1999                1998                1999                1998
                                                 ---------------     ---------------     ---------------     ---------------
Shares sold                                           17,598,528          21,883,507             882,074           1,347,746
Shares issued to shareholders on reinvestment
  of dividends                                                 6           2,487,833                   0             739,355
Shares redeemed                                      (26,668,182)        (17,094,103)         (5,013,511)         (4,400,677)
                                                 ---------------     ---------------     ---------------     ---------------
Net increase (decrease) in shares outstanding         (9,069,648)         (7,277,237)         (4,131,437)         (2,313,576)
                                                 ===============     ===============     ===============     ===============
Proceeds from sale of shares                     $   690,945,900     $   832,153,742     $    33,736,955     $    50,866,075
Reinvested distributions                                     225          89,263,454                   0          25,692,573
Net asset value of shares redeemed                (1,047,436,237)       (649,384,554)       (190,468,890)       (163,852,478)
                                                 ---------------     ---------------     ---------------     ---------------
Net increase (decrease) from capital share
  transactions                                   $  (356,490,110)    $   272,032,642     $  (156,731,935)    $   (87,293,830)
                                                 ===============     ===============     ===============     ===============

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

8. Capital Share Transactions -- (cont'd)

                                                                      Small Company Value Fund
                                                 -------------------------------------------------------------------
                                                       Common Class shares                Advisor Class shares
                                                 -------------------------------     -------------------------------
                                                    For the           For the           For the           For the
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                  October 31,       October 31,       October 31,       October 31,
                                                     1999              1998              1999              1998
                                                 -------------     -------------     -------------     -------------
Shares sold                                          2,370,859         3,790,193             2,662           124,701
Shares issued to shareholders on reinvestment
  of dividends                                         161,133         1,261,331               101             1,980
Shares redeemed                                     (6,189,358)      (10,971,376)           (4,265)         (136,386)
                                                 -------------     -------------     -------------     -------------
Net decrease in shares outstanding                  (3,657,366)       (5,919,852)           (1,502)           (9,705)
                                                 =============     =============     =============     =============
Proceeds from sale of shares                     $  30,585,137     $  61,572,814     $      32,369     $   2,164,804
Reinvested distributions                             2,154,348        19,941,713             1,346            31,064
Net asset value of shares redeemed                 (80,265,308)     (183,185,391)          (53,689)       (2,336,468)
                                                 -------------     -------------     -------------     -------------
Net decrease from capital share
  transactions                                   $ (47,525,823)    $(101,670,864)    $     (19,974)    $    (140,600)
                                                 =============     =============     =============     =============

                                                                     Post-Venture Capital Fund
                                                 -------------------------------------------------------------------
                                                       Common Class shares                Advisor Class shares
                                                 -------------------------------     -------------------------------
                                                    For the           For the           For the           For the
                                                  Year Ended        Year Ended        Year Ended        Year Ended
                                                  October 31,       October 31,       October 31,       October 31,
                                                     1999              1998              1999              1998
                                                 -------------     -------------     -------------     -------------
Shares sold                                            831,935         1,777,588           125,859            21,227
Shares issued to shareholders on reinvestment
  of dividends                                           5,346                 0                75                 0
Shares redeemed                                     (2,549,022)       (3,738,272)          (19,834)          (15,152)
                                                 -------------     -------------     -------------     -------------
Net increase (decrease) in shares outstanding       (1,711,741)       (1,960,684)          106,100             6,075
                                                 =============     =============     =============     =============
Proceeds from sale of shares                     $  16,031,249     $  33,045,233         2,388,288     $     323,279
Reinvested distributions                                92,588                 0             1,274                 0
Net asset value of shares redeemed                 (49,138,027)      (68,403,457)         (398,000)         (253,076)
                                                 -------------     -------------     -------------     -------------
Net increase (decrease) from capital share
  transactions                                   $ (33,014,190)    $ (35,358,224)    $   1,991,562     $      70,203
                                                 =============     =============     =============     =============

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

9. Liabilities

   At October 31, 1999, each Fund had the following liabilities:

                                         Emerging    Small Company   Post-Venture
                                          Growth         Value          Capital
                                           Fund           Fund           Fund
                                        -----------    -----------    -----------
Payable for securities purchased        $36,916,055    $ 3,271,423    $ 1,233,134
Investment advisory fee payable           1,321,199         25,350         18,483
Administrative services fees payable        264,115          3,672          6,454
Distribution fees payable                         0          6,210         11,297
Fund shares redeemed payable             13,253,859      1,033,285         27,069
                                        -----------    -----------    -----------
                                        $51,755,227    $ 4,339,940    $ 1,296,436
                                        ===========    ===========    ===========

10. Net Assets

   At October 31, 1999, capital contributions, undistributed net investment income (loss) and accumulated net realized gain (loss) on security transactions have been adjusted for current year permanent book/tax differences. The Emerging Growth Fund and Small Company Value Fund reclassified ($15,518,919) and ($354,167) respectively, from accumulated net investment loss to capital contributions. The Post Venture Capital Fund reclassified ($892,636), from accumulated net investment loss to accumulated net realized gain from security transactions.

   Net Assets at October 31, 1999 consisted of the following:

                                                 Emerging       Small Company      Post-Venture
                                                  Growth            Value            Capital
                                                   Fund              Fund              Fund
                                              --------------    --------------    --------------
Capital contributed, net                      $1,031,110,657    $   23,795,291    $   25,950,249
Accumulated net realized gain from
  security transactions                          252,483,314         3,289,382        12,778,497
Net unrealized appreciation (depreciation)
  from investments and foreign currency
  related items                                  537,245,244         2,146,315        23,062,745
                                              --------------    --------------    --------------
Net assets                                    $1,820,839,215    $   29,230,988    $   61,791,491
                                              ==============    ==============    ==============

11. Proposed Acquisition of Post-Venture Capital

   On October 23, 1999, the Board of Directors reviewed and unanimously approved a proposal for the Warburg, Pincus Global Post-Venture Capital Fund, Inc. (the "Acquiring Fund") to acquire the Warburg, Pincus Post-Venture Capital Fund, Inc. (the "Acquired Fund"). Under the terms of the proposal, the Acquiring Fund would acquire all or substantially all of the assets and liabilities of the Acquired Fund.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

11. Proposed Acquisition of Post-Venture Capital -- (cont'd)

   Upon completion of the acquisition, each shareholder of the Acquired Fund would become a shareholder of the Acquiring Fund and receive shares of the same class of the Acquired Fund with a value equal to the value of the shareholder's investment in the Fund. The Acquired fund will be liquidated upon consummation of the Acquisition. Shareholders of record as of November 16, 1999, will be entitled to vote on this proposal. Proxy materials describing the proposed acquisition were/will be mailed to shareholders of the Acquired Fund in anticipation of a special meeting of shareholders, which is scheduled for January 27, 2000. Completion of the acquisition is expected to occur January 28, 2000.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

12. Other Financial Highlights

   Each fund currently offers one other class of shares, Common Class shares, representing equal pro rata interests in each of the respective Funds. The financial highlights for a Common Class share of each Fund are as follows:

                                                                Warburg Pincus Emerging Growth Fund
                                              ----------------------------------------------------------------------
                                                                       Common Class shares
                                              ----------------------------------------------------------------------
YEAR ENDED:                                      1999          1998             1997            1996          1995
                                              ----------    ----------       ----------      ----------     --------
Per-share data
Net asset value,
  beginning of year                           $    33.69    $    39.66       $    32.80      $    29.97     $  22.38
                                              ----------    ----------       ----------      ----------     --------
Investment Activities:
  Net investment loss                              (0.33)        (0.12)           (0.19)          (0.02)       (0.05)
  Net gains (losses) on
    investments and foriegn
    currency related items (both
    realized and unrealized)                       10.37         (3.46)            7.12            4.60         7.64
                                              ----------    ----------       ----------      ----------     --------
      Total from investment
       activities                                  10.04         (3.58)            6.93            4.58         7.59
                                              ----------    ----------       ----------      ----------     --------
Less Distributions:
  Distributions from realized capital gains         0.00         (2.39)           (0.07)          (1.75)        0.00
                                              ----------    ----------       ----------      ----------     --------
      Total distributions                           0.00         (2.39)           (0.07)          (1.75)        0.00
                                              ----------    ----------       ----------      ----------     --------
Net asset value, end of year                  $    43.73    $    33.69       $    39.66      $    32.80     $  29.97
                                              ==========    ==========       ==========      ==========     ========
      Total return                                 29.80%        (9.40)%          21.18%          16.14%       33.91%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)        $1,592,595    $1,532,521       $1,515,385      $1,104,684     $487,537
    Ratio of expenses to
      average net assets                            1.23%@        1.22%@           1.22%@          1.28%@       1.26%
    Ratio of net loss to
      average net assets                            (.75)%        (.48)%           (.59)%          (.63)%       (.58)%
Portfolio turnover rate                           154.08%        91.60%           87.03%          65.77%       84.82%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01% for the year ended October 31, 1999, and by .00%, .01% and .01% for the years ending 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements were 1.22% for the year ended October 31, 1999, and 1.22%, 1.21% and 1.27% for the years ending 1998, 1997 and 1996, respectively.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

12. Other Financial Highlights -- (cont'd)

                                                         Warburg Pincus Small Company Value Fund
                                                 ------------------------------------------------------
                                                                 Common Class shares
                                                 ------------------------------------------------------
                                                             For the Year Ended October 31,
                                                 ------------------------------------------------------


YEAR ENDED:                                       1999          1998             1997           1996**
                                                 -------       -------          -------         -------
Per-share data
Net asset value, beginning of period             $ 13.39       $ 18.77          $ 14.38         $ 10.00
                                                 -------       -------          -------         -------
Investment Activities:
  Net investment loss                              (0.15)        (0.12)           (0.08)          (0.02)
  Net gains (losses) on investments and
    foreign currency related items
    (both realized and unrealized)                 (0.34)        (3.33)            4.64            4.40
                                                 -------       -------          -------         -------
      Total from investment activities             (0.49)        (3.45)            4.56            4.38
                                                 -------       -------          -------         -------
Less Distributions:
  Distributions from realized capital gains        (0.43)        (1.93)           (0.17)           0.00
                                                 -------       -------          -------         -------
      Total distributions                          (0.43)        (1.93)           (0.17)           0.00
                                                 -------       -------          -------         -------
Net asset value, end of period                   $ 12.47       $ 13.39          $ 18.77         $ 14.38
                                                 =======       =======          =======         =======
      Total return                                 (3.91)%      (19.97)%          32.05%          43.80%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)         $29,201       $80,318         $223,675         $84,045
    Ratio of expenses to average net assets         1.76%@        1.70%@           1.70%@          1.75%*@
    Ratio of net loss to average net assets         (.76)%        (.46)%           (.63)%          (.43)%*
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements           .38%          .01%             .03%            .44%*
Portfolio turnover rate                           168.57%        77.92%          105.87%          43.14%+

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01% for the year ending October 31, 1999, and by .00%, .01% and .00% for the year or period ending 1998, 1997 and 1996, respectively. The Common Class shares' operating expense ratio after reflecting these arrangements were 1.75% for the year ended October 31, 1999 and 1.70%, 1.69% and 1.75% for the year or period ending 1998,
    1997 and 1996, respectively.
+   Non-annualized.
*   Annualized.
** For the period December 29, 1995 (commencement of operations) through October 31, 1996.

Warburg Pincus Domestic Equity Funds
Notes to Financial Statements (cont'd)
October 31, 1999
--------------------------------------------------------------------------------

12. Other Financial Highlights -- (cont'd)

                                                                Warburg Pincus Post-Venture Capital Fund
                                                        ---------------------------------------------------------
                                                                         Common Class share
                                                        ---------------------------------------------------------
                                                                     For the Year Ended October 31,
                                                        ---------------------------------------------------------
PERIOD ENDED:                                            1999       1998          1997        1996         1995**
                                                        -------    -------      --------    ---------      ------
Per-Share data
Net asset value, beginning of period                    $ 16.09    $ 17.61      $  16.03     $  10.69      $10.00
                                                        -------    -------      --------    ---------      ------
Investment Activities:
  Net investment income or loss                           (0.34)     (0.50)        (0.35)       (0.11)       0.00
  Net gains (losses) on investments
    and foreign currency related items
    (both realized and unrealized)                         7.36      (1.02)         1.93         5.45        0.69
                                                        -------    -------      --------    ---------      ------
      Total from investment activities                     7.02      (1.52)         1.58         5.34        0.69
                                                        -------    -------      --------    ---------      ------
Less Distributions:
  Distributions from realized capital gains               (0.02)      0.00          0.00         0.00        0.00
                                                        -------    -------      --------    ---------      ------
      Total distributions                                 (0.02)      0.00          0.00         0.00        0.00
                                                        -------    -------      --------    ---------      ------
Net asset value, end of period                          $ 23.09    $ 16.09      $  17.61    $   16.03      $10.69
                                                        =======    =======      ========    =========      ======
      Total return                                        43.70%     (8.63)%        9.86%       49.95%       6.90%+

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)                $58,890    $68,572      $109,575     $165,081      $3,024
    Ratio of expenses to average net assets                1.66%@     1.65%@        1.66%@       1.66%@      1.65%*@
    Ratio of net gain (loss) to average net assets        (1.41)%    (1.30)%       (1.27)%      (1.13)%       .25%*
    Decrease reflected in above operating
      expense ratios due to waivers/
      reimbursements                                        .51%       .41%          .41%         .66%      23.76%*
Portfolio turnover rate                                   83.94%    111.51%       197.56%      168.46%      16.90%+

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' expenses by .01% for the year ended October 31, 1999 and by .00%, .01% and .01% for the year or period ended October 31, 1998, 1997 and 1996, respectively. The Common Class shares operating expense ratios after reflecting these arrangements were 1.65% for the years ending October 31, 1999, 1998, 1997 and 1996, respectively.
+  Non-annualized.
*  Annualized.
** For the period September 29, 1995 (commencement of operations) through
   October 31, 1995.

Warburg Pincus Funds
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Warburg, Pincus Emerging Growth Fund, Inc.;
Warburg, Pincus Small Company Value Fund, Inc.;
Warburg, Pincus Post-Venture Capital Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments of Warburg, Pincus Small Company Value Fund, Inc., and the statements of net assets of Warburg, Pincus Emerging Growth Fund, Inc., and Warburg, Pincus, Post-Venture Capital Fund, Inc. (all funds collectively referred to as the "Funds") at October 31, 1999, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds at October 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 10, 1999

                                 ANNUAL REPORT

                                October 31, 1999

                      WARBURG PINCUS EMERGING GROWTH FUND
                    WARBURG PINCUS SMALL COMPANY GROWTH FUND
                    WARBURG PINCUS SMALL COMPANY VALUE FUND
                    WARBURG PINCUS POST-VENTURE CAPITAL FUND

                          Shareholder Meeting Results

A special meeting of shareholders of each Fund was held on May 21, 1999. At the special meeting, the following persons were elected as directors of each Fund, constituting the entire Board of Directors: Richard H. Francis, Jack W. Fritz, Jeffrey E. Garten, James S. Pasman, Jr., William W. Priest, Steven N. Rappaport, Arnold M. Reichman and Alexander B. Trowbridge.

In addition, shareholders of each Fund voted on the following matters:

Proposal 1:     Approval of a new investment advisory agreement
                between each Fund and Credit Suisse Asset
                Management, LLC.

Proposal 2:     Ratification of the selection of
                PricewaterhouseCoopers
                LLP as the independent accountants for each of
                the Funds for the fiscal year ending October 31,
                1999.

Shareholders of the Post-Venture Capital Fund also voted on the following matter:

Proposal 3:     Approval of a new sub-investment advisory
                agreement between the Fund, Credit Suisse Asset
                Management, LLC and Abbott Capital Management,
                LLC.

The voting results for each Fund were as follows:

Election of Directors:

 |EMERGING GROWTH                          FOR         |      WITHHELD       |
 |Richard H. Francis                 29,237,120.5210   |    380,267.5830     |
 |Jack W. Fritz                      29,243,920.7210   |    373,467.3830     |
 |Jeffrey E. Garten                  29,249,698.6660   |    367,689.4380     |
 |James S. Pasman, Jr.               29,239,242.4570   |    378,145.6470     |
 |William W. Priest                  29,243,484.5650   |    373,903.5390     |
 |Steven N. Rappaport                29,242,785.0820   |    374,603.0220     |
 |Arnold M. Reichman                 29,246,610.9290   |    370,777.1750     |
 |Alexander B. Trowbridge            29,243,507.0550   |    373,881.0490     |

 |SMALL COMPANY GROWTH                      FOR        |       WITHHELD      |
 |Richard H. Francis                   328,498.4029    |      1,330.0291     |
 |Jack W. Fritz                        328,498.4029    |      1,330.0291     |
 |Jeffrey E. Garten                    328,498.4029    |      1,330.0291     |
 |James S. Pasman, Jr.                 328,498.4029    |      1,330.0291     |
 |William W. Priest                    328,498.4029    |      1,330.0291     |
 |Steven N. Rappaport                  328,498.4029    |      1,330.0291     |
 |Arnold M. Reichman                   328,498.4029    |      1,330.0291     |
 |Alexander B. Trowbridge              328,498.4029    |      1,330.0291     |

 |SMALL COMPANY VALUE                      FOR         |      WITHHELD       |
 |Richard H. Francis                 2,411,597.8009    |     69,128.9621     |
 |Jack W. Fritz                      2,408,973.9179    |     71,752.8451     |
 |Jeffrey E. Garten                  2,418,534.8009    |     62,191.9621     |
 |James S. Pasman, Jr.               2,417,545.8009    |     63,180.9621     |
 |William W. Priest                  2,418,534.8009    |     62,191.9621     |
 |Steven N. Rappaport                2,418,242.8009    |     62,483.9621     |
 |Arnold M. Reichman                 2,419,500.0499    |     61,226.7131     |
 |Alexander B. Trowbridge            2,414,946.6689    |     65,780.0941     |

 |POST-VENTURE CAPITAL                     FOR         |      WITHHELD       |
 |Richard H. Francis                 2,220,774.6731    |     61,880.8179     |
 |Jack W. Fritz                      2,218,746.5141    |     63,908.9769     |
 |Jeffrey E. Garten                  2,223,313.1041    |     59,342.3869     |
 |James S. Pasman, Jr.               2,222,020.4281    |     60,635.0629     |
 |William W. Priest                  2,220,268.7831    |     62,386.7079     |
 |Steven N. Rappaport                2,221,785.7651    |     60,869.7259     |
 |Arnold M. Reichman                 2,223,120.0251    |     59,535.4659     |
 |Alexander B. Trowbridge            2,218,821.5781    |     63,833.9129     |

Proposal 1:

                        |    EMERGING     | SMALL COMPANY | SMALL COMPANY  |  POST-VENTURE  |
                        |     GROWTH      |     GROWTH    |     VALUE      |    CAPITAL     |
                          ---------------   -------------   --------------   --------------
                        |  TOTAL NUMBER   |  TOTAL NUMBER |  TOTAL NUMBER  |  TOTAL NUMBER  |
                        |    OF VOTES     |    OF VOTES   |    OF VOTES    |    OF VOTES    |
  Approve               | 28,689,748.4068 | 325,089.4476  | 2,396,996.6691 | 2,171,955.0888 |
  Disapprove            |    337,657.0190 |   3,443.0283  |    46,560.6670 |    79,066.7684 |
  Abstain               |    589,982.6782 |   1,295.9561  |    37,169.4269 |    31,633.6338 |

Proposal 2:

                        |    EMERGING     | SMALL COMPANY | SMALL COMPANY  |  POST-VENTURE  |
                        |     GROWTH      |     GROWTH    |     VALUE      |    CAPITAL     |
                          ---------------   -------------   --------------   --------------
                        |  TOTAL NUMBER   | TOTAL NUMBER  |  TOTAL NUMBER  |  TOTAL NUMBER  |
                        |    OF VOTES     |   OF VOTES    |    OF VOTES    |    OF VOTES    |
  Approve               | 29,168,747.9235 | 328,264.7980  | 2,438,623.1574 | 2,238,264.5022 |
  Disapprove            |    137,312.8652 |   1,179.2667  |    14,989.5926 |    23,329.4720 |
  Abstain               |    311,327.3153 |     384.3673  |    27,114.0130 |    21,061.5168 |

Proposal 3:

 |                                                          TOTAL NUMBER  |
 |POST-VENTURE CAPITAL                                        OF VOTES    |
 |Approve                                                  2,158,292.1618 |
 |Disapprove                                                  75,771.8558 |
 |Abstain                                                     48,591.4734 |

Warburg Pincus Domestic Equity Funds
Shareholder Tax Information (Unaudited)
--------------------------------------------------------------------------------


   Each Fund is required by Subchapter M of the Code to advise its shareholders within 60 days of the Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1999, the following dividends and distributions per share were paid by each of the Funds:

                            Ordinary     Long-term           % of ordinary income
                             income     capital gains       dividend qualifying for
Fund                        per share     per share       dividends received deduction*
----                        ---------   -------------    ------------------------------
                                                                     1998
      Payment date           12/04/98     12/04/98
      ------------           --------     --------
Small Company Value                                                  0.00
  Common shares              $0.0000      $0.4250
  Advisor shares              0.0000       0.4250

Post Venture Capital                                                 0.00
  Common shares               0.0000       0.0237
  Advisor shares              0.0000       0.0237

   The Emerging Growth Fund did not pay any ordinary income dividends or capital gain distributions during the current fiscal year. Further, the above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1999.

   Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1999. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2000.


--------------
* Available to Corporate Shareholders only.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                                 WARBURG PINCUS
                                  ADVISOR FUNDS

                                  CREDIT SUISSE
                                ASSET MANAGEMENT
                                SECURITIES, INC.,
                                   DISTRIBUTOR

Credit Suisse Asset Management Securities, Inc., Distributor, 466 Lexington Avenue, New York, NY 10017. Telephone: 800-927-2874. Warburg Pincus Advisor Funds are advised by Credit Suisse Asset Management, LLC.

                                [GRAPHIC OMITTED]
                                 WARBURG PINCUS
                                                                    ADUSS-2-1099